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                                                                    EXHIBIT 23.8


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-80427) of our report dated March 5, 2002 appearing on page 37 of Post Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.



PricewaterhouseCoopers LLP
Atlanta, Georgia
March 26, 2002